SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Abtech Holdings, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”) on May 11, 2016. There were 501,678,288 shares of common stock eligible to be voted at the Annual Meeting and 439,108,105 shares of common stock were represented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. There were six proposals submitted to the Company’s stockholders at the Annual Meeting. Each of the proposals below is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2016. The final results of voting on each of the proposals are as follows:

Proposal 1 — ELECTION OF DIRECTORS. Each of the following nominees for director were elected to serve a one-year term expiring at the Company’s 2017 annual meeting of stockholders based on the following vote:

Name	Affirmative Votes	Votes Withheld	Broker Non-Votes

Glenn R. Rink	408,714,381	3,585,693	26,807,941
Jonathan Thatcher	408,853,821	3,446,313	26,807,941
William S. Brennan	408,882,141	3,417,933	26,807,941
David Greenwald	408,968,141	3,331,933	26,807,941
A. Judson Hill	408,989,061	3,311,013	26,807,941
Dipak P. Jogia	408,985,161	3,314,913	26,807,941

Proposal 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Semple, Marchal & Cooper LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2016, based on the following vote:

Affirmative Votes:	432,618,629
Votes Against:	6,359,098
Abstentions:	130,288
Broker Non-Votes:	-

Proposal 3 — ADVISORY VOTE ON A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF CERTAIN EXECUTIVE OFFICERS. The compensation of certain of our executive officers, as disclosed in the proxy statement, was approved based on the following vote:

Affirmative Votes:	408,211,208
Votes Against:	3,737,213
Abstentions:	351,653
Broker Non-Votes:	26,807,941

Proposal 4 — STOCKHOLDER PROPOSAL FOR THE COMPANY TO OBTAIN LIFE INSURANCE POLICIES ON EXECUTIVE OFFICERS. The stockholder proposal for the Company to obtain a combination of term life and accidental death insurance on specific employees of the Company, on the terms described in the proxy statement, was not approved based on the following vote:

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Affirmative Votes:	2,291,421
Votes Against:	409,257,198
Abstentions:	751,455
Broker Non-Votes:	26,807,941

Proposal 5 — STOCKHOLDER PROPOSAL FOR THE COMPANY TO INSTITUTE A LEGAL ACTION TO RECOVER FINANCIAL LOSSES AND DAMAGES. The stockholder proposal for the Company to institute legal action, as may be recommended by legal counsel and agreed to by management, to recover financial losses and damages related to the United States vs. Dean Skelos and Adam Skelos case, as further described in the proxy statement, was approved based on the following vote:

Affirmative Votes:	409,911,722
Votes Against:	1,748,894
Abstentions:	639,458
Broker Non-Votes:	26,807,941

Proposal 6 — STOCKHOLDER PROPOSAL FOR THE COMPANY TO ADOPT AN INSIDER BUYING & SELLING POLICY. The stockholder proposal for the Company to adopt an amended insider buying and selling policy pertaining to insiders trading in the Company’s common stock, as described in the proxy statement, was not approved based on the following vote:

Affirmative Votes:	5,655,481
Votes Against:	406,508,043
Abstentions:	136,550
Broker Non-Votes:	26,807,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2016

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer

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